Exhibit 10.2
                                                                  ------------


                       Forbearance Agreement and Waiver

      Reference is hereby made to that certain Note and Warrant Purchase Agreement dated as of August 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement") by and between HQ Global Workplaces, Inc. (the "Issuer"), HQ Global Holdings, Inc. ("Parent"), J.P. Morgan Partners (BHCA), L.P., CT Mezzanine Partners I LLC, Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P., Highbridge International LLC, Blackstone Mezzanine Partners L.P., and Blackstone Mezzanine Holdings L.P. (collectively, the "Purchasers"). Reference is also made to that certain Subordination Agreement dated as of August 11, 2000 (the "Subordination Agreement") by and among the Issuer, the Parent, the Purchasers and the parties (the "Senior Lenders") to that certain Credit Agreement (as defined by the Subordination Agreement). This Forbearance Agreement (this "Agreement") by and among the Issuer, Parent and the Purchasers party hereto is dated as of January ___, 2002. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Subordination Agreement.

      Recitals.
      ---------

      A. The Credit Parties and the Purchasers acknowledge: (i) that there currently exist Subordinated Note Events of Default (the "Existing Events of Default") including, but not limited to, the failure to pay interest on the Subordinated Notes which was due on or prior to the date of this Agreement and comply with the financial covenants set forth in Section 9.14 of the Purchase Agreement; and (ii) that the Credit Parties duly received notices dated October 16, 2001 and January 10, 2002, among other things, of such Subordinated Note Events of Default and of the accrual interest on such missed interest payment at the rate of 15.5% per annum.

      B. Section 2.8 of the Subordination Agreement provides that the Purchasers shall not exercise certain remedies in the event of a Subordinated Note Event of Default for a period of at least 90 days, subject to earlier termination upon the occurrence of certain specified events as provided therein.

      C. Pursuant to that certain Forbearance Agreement dated as of October 1, 2001 (the "Forbearance Agreement") by and among the Issuer, Parent and the Senior Lenders, the Senior Lenders have agreed to forbear from enforcing their remedies with respect to certain defaults which have occurred and are continuing under the Credit Agreement until December 14, 2001, subject to earlier termination upon the occurrence of certain specified events as provided therein.

      D. Pursuant to the terms and conditions of the proposed Second Amendment ("Second Amendment") to the Forbearance Agreement dated as of December 14, 2001, the Senior Lenders have agreed to further forbear from enforcing their remedies with respect to certain defaults which have occurred and are continuing under the Credit Agreement until February 14, 2002, subject to earlier termination upon the occurrence of certain specified events as provided therein.

      E. The Credit Parties have requested the Purchasers to execute and deliver this Forbearance Agreement and Waiver and to provide the accommodations provided for hereby.

      F. The Purchasers executing this Forbearance Agreement and Waiver (this "Agreement") are the Required Purchasers (as defined in the Purchase Agreement), assuming that each such Purchaser holds the aggregate principal amount of the Notes set forth below the signature of such party.

      G. The Purchasers executing this Agreement have agreed to forbear from the enforcement of their remedies against the Credit Parties with respect to the Existing Events of Default on the terms and conditions set forth in this Agreement.

      NOW THEREFORE, in consideration of the premises, and in reliance thereon, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Recitations. Each of the Credit Parties hereby jointly and severally confirms the truth and accuracy of each of the preambles and recitals set forth in the introduction to this Agreement other than paragraph F and agrees that each of such preambles and recitals set forth in the introduction to this Agreement are incorporated herein by reference and are and shall be deemed to be a part of this Agreement as if fully set forth herein. As of the date of this Agreement, each Purchaser holds the aggregate principal amount of the Notes set forth below the signature of such Purchaser.

      Section 2. Forbearance. Provided that each of the Credit Parties complies with all of the requirements contained in this Agreement and the Subordinated Note Documents (other than the Existing Events of Default and matters expressly waived hereby), and notwithstanding any provision of the Subordination Agreement or the Purchase Agreement to the contrary, the Purchasers shall continue to forbear from exercising the remedies in respect of the Existing Events of Default to the fullest extent described in Section
2.8 of the Subordination Agreement from the date hereof through and including February 14, 2002 unless, prior to such date (1) any Senior Creditor shall take any action of the type described in clauses (x) and (y) of Section 2.8 of the Subordination Agreement in respect of the Senior Indebtedness or any action to foreclose or otherwise realize upon or exercise any similar remedies in respect of any collateral securing the Senior Indebtedness or (2) there shall occur any event described in Section 10.1(f) or (g) of the Purchase Agreement, provided, that if the Senior Bank Debt is accelerated, the Purchasers shall be permitted to accelerate immediately the Subordinated Indebtedness and to exercise any and all rights, remedies and claims then available to them. Except as expressly provided hereby, no other period or limitation provided for by the Subordination Agreement is hereby modified or extended, including but not limited to that provided by Section 2.3(a) and (b) thereto. This Agreement is an accommodation to the Credit Parties and the Credit Parties remain bound to perform their respective obligations under the Subordinated Note Documents except as otherwise provided in this Agreement.

      Section 3. Waiver. The Purchasers consent to and irrevocably waive any default under the terms and conditions of the Purchase Agreement, including without limitation, Sections 8.3, 9.1, 9.4, 9.8 and 9.9 of the Purchase Agreement, which may arise with respect to the following transactions or any of them occurring on or prior to January 31, 2002:

            (a) Mitigation of Landlord Claims. Any transaction between any Credit Party and a landlord or sub-landlord of an executive office suite center to settle a claim by such landlord or sub-landlord arising from or related to the nonpayment of rent, additional rent or other similar amounts related to the occupancy of a leasehold interest; provided: (i) such transaction does not conflict with or cause a default or violation under the Credit Agreement, as amended by the Second Amendment; and (ii) the aggregate amount of cash payments by the Credit Parties with respect to such transactions does not exceed $1,000,000; provided, however, that no such consent or waiver is provided hereunder for any transaction or payment involving an Affiliate of a Credit Party without the prior consent of the Required Purchasers, which consent shall will not be unreasonably withheld, delayed or conditioned.

            (b) Closing or Disposition of Executive Office Suite Centers. The consolidation, liquidation, winding up, sale, lease, license, transfer or other disposition of any of the assets or Property relating to any executive office suite center of a Credit Party which in the reasonable opinion of the Issuer are no longer economical, including the executive office suite centers listed on Schedule A; provided, however, that such actions with respect to assets or property do not conflict with or cause a default or violation under the Credit Agreement, as amended by the Second Amendment.

            (c) Certain Transactions Regarding Shareholder Litigation. The transactions by and among CarrAmerica Realty Corporation, Frontline Capital Group and the Issuer consistent with the agreements, documents and instruments listed on Schedule B, a true and complete copy of which have been provided to counsel for the Purchasers; and

            (d) Management Retention Plan. The adoption by the Credit Parties of the Management Retention Plan summarized by the description attached hereto as Exhibit I and the incurrence and payment of obligations thereunder by the Credit Parties; provided, that the waiver provided in this Section 3(d) shall be effective with respect to any specified transaction by the Credit Parties to the extent that such transaction does not conflict with or cause a default or violation under the Credit Agreement, as amended by the Second Amendment.

      Section 4. Indebtedness. Each of the Credit Parties hereby acknowledges and agrees that the full original principal amount of the Subordinated Notes is owed to the Purchasers together with interest accrued thereon through the date hereof, including interest on overdue interest as described in the Recitals above.

      Section 5. No Offsets or Defenses. As a material inducement for the execution of this Agreement, each of the Credit Parties hereby acknowledges and agrees that the indebtedness evidenced by the Subordinated Notes and all Subordinated Note Documents are valid and binding liabilities and obligations of each of the Credit Parties party thereto. Each of the Credit Parties hereby jointly and severally ratifies and confirms each of their respective obligations and indebtedness under the Subordinated Notes and the other Subordinated Note Documents and represents and warrants to the Purchasers that none of them has or claims any defenses, offsets or counterclaim to any of their respective obligations and indebtedness under the Subordinated Notes or any of the other Subordinated Note Documents.

      Section 6. No Waiver or Estoppel. Except as expressly set forth in this Agreement, each of the Credit Parties hereby acknowledges and agrees that the execution and delivery of this Agreement shall not be deemed (a) to create a course of dealing or otherwise obligate the Purchasers to forbear or execute similar agreements under the same or similar circumstances in the future, (b) to modify, relinquish or impair any right of the Purchasers to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Agreement, (c) to waive any right of the Purchasers to receive interest at an increased rate as a result of any Subordinated Note Events of Default that have occurred or may in the future occur under the Subordinated Note Documents, or (d) an acknowledgment of the absence of a material adverse change in the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Credit Parties. Except as expressly set forth in this Agreement, no past or future forbearance on the part of any of the Purchasers should be viewed as a limitation upon or waiver of the right and privilege of the Purchasers to exercise rights and remedies that currently exist or may in the future exist.

      Section 7. Representations and Warranties. Each of the Credit parties hereby jointly and severally represents and warrants that, except as set forth on Schedule C hereto, and other than the Existing Events of Default, no Default or Event of Default has occurred and is continuing under the Purchase Agreement or any Subordinated Note Document. The Credit Parties represent and warrant to the Purchasers party to this Agreement that: (i) the Second Amendment has been duly authorized, executed and delivered and is in full force and effect on the date of this Agreement; and (ii) the Senior Lenders have not taken any action to terminate the forbearance period provided in the Second Amendment.

      Section 8. Litigation. Attached as Schedule D is a description of the litigation disclosed to the Senior Lenders pursuant to the Forbearance Agreement, as amended.

      Section 9. Guarantee. The Guarantee executed by the Parent and each Domestic Subsidiary of the Parent (other than the Issuer) is in full force and effect on the date hereof and after giving effect to this Agreement and the transactions contemplated hereby. Each of the Parent and each Domestic Subsidiary (other than the Issuer) which executed and delivered a Guarantee are all the Guarantors as of the date of this Agreement.

      Section 10. Confirmation and Ratification. For the avoidance of doubt, each Credit Party hereby acknowledges and confirms its due authorization, execution and delivery of all Subordinated Note Documents and confirms its due authorization, execution and delivery of all Subordinated Note Documents (as amended, restated, modified and/or supplemented through and including the date of this Agreement) to which it is a party, including all instruments, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

      Section 11. Release. As a material inducement for the execution of this Agreement, each Credit Party, for itself and for its Subsidiaries (direct or indirect), and its predecessors, successors, affiliates and assigns (each, a "Releasor"), hereby remise, release and forever discharge the Purchasers and their predecessors, affiliates, Subsidiaries (direct or indirect), successors, assigns, participants, officers, directors, shareholders, partners, employees or agents, of and from all manner of actions at law or equity, all causes of action for damages, costs, debts, sums of money, accounts, bills, rights of indemnity, breach of contract, provision of labor or materials, loss of use, loss of services, expenses, compensation, consequential or punitive damages, equitable subordination, avoidance of preferential or fraudulent transfers, or any other thing whatsoever, arising by virtue of actions taken, actions omitted to be taken or the occurrence of any other event on or prior to the date of this Agreement, relating in any way to (a) this Agreement, the Subordinated Note Documents and the indebtedness and obligations created thereby, (b) any claims (including, without limitation, for contribution or indemnification) which have or could have arisen out of any of the transactions contemplated by this Agreement or the Subordinated Note Documents or any other proceedings that have been brought or may be brought by any party hereto or any third party relating to the Subordinated Note Documents or the transactions contemplated thereby, (c) any acts, transactions or events that are the subject matter of this Agreement or the Subordinated Note Documents, or (d) the prosecution of any claims or any settlement negotiations which such Releasor ever had, now or which it, its Subsidiaries (direct or indirect), its successors or assigns hereafter can, shall or may have against the Purchasers and their predecessors, affiliates, Subsidiaries (direct or indirect), successors, assigns, participants, officers, directors, shareholders, partners, employees, members or agents, by reason of (with respect to each of clauses (a) through (d) above any matter, cause or thing whatsoever on or prior to the date of this Agreement relating to this Agreement or the Subordinated Note Documents, provided, however, that nothing herein shall be construed or deemed to release (x) any covenants or agreements contained herein or in any Subordinated Note Document so long as such Subordinated Note Document shall remain in full force and effect or (y) the rights of any Releasor under any other agreement, document or instrument (not pertaining to this Agreement, the Subordinated Note Document or the transactions provided for thereby) or with respect to any funds or securities held by any such released party such as deposited funds.

      Section 12. Miscellaneous.

            (a) Free and Voluntary Act. All Credit Parties are freely and voluntarily entering into this Agreement and will enter into any document necessary to fulfill the agreements contemplated herein after full consultation with legal, financial and other counsel of their choosing. Each Credit Party has individually read this Agreement and has discussed this Agreement with its respective legal, financial and other counsel. All Credit Parties understand this Agreement and the risks inherent in, and significance of, same.

            (b) No Implied Terms. Any and all duties or obligations that the Purchasers may have to any Credit Party are limited to those expressly stated in this Agreement and the Subordinated Note Documents, and neither the duties and obligations of the Purchasers, if any, nor the rights of the Credit Parties shall be expanded beyond the express terms of this Agreement and the Subordinated Note Documents.

            (c) Fair Consideration. The agreements contained herein constitute valuable, adequate and fair consideration for the obligations of the Credit Parties hereunder.

            (d) No Lender Control. No Purchaser will, nor has ever been, a partner, joint venturer, alter ego, manager, or controlling person of any of the Credit Parties.

            (e) No Other Representation. The Credit Parties acknowledge and agree that no Purchaser or any person or entity acting on their behalf has made any representation or promise to any Credit Party which is not expressly set forth herein or in the Subordinated Note Documents.

            (f) Captions. The captions and headings used in this Agreement are for convenience of reference only and do not in any way affect, limit, amplify or modify the terms and provisions of this Agreement.

            (g) Counterpart Execution. This Agreement may be executed in several counterparts, each of which shall constitute an original, but together such counterparts shall constitute one and the same instrument.

            (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their permitted legal representatives, heirs, successors and assigns.

            (i) Time; Construction. Time is of the essence of each provision of this Agreement. All references to the singular or plural number or masculine, feminine or neuter gender shall, as the context requires, include all others. All schedules and exhibits attached hereto are by this reference made a part of this Agreement for all purposes. All references to sections, paragraphs, and schedules are to this Agreement unless otherwise specifically noted.

            (j) Severability. If for any reason any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            (k) Authority. Each individual executing this Agreement on behalf of any party to this Agreement represents and warrants that he or she is authorized to enter into this Agreement on behalf of that party and that this Agreement binds that party.

            (l) Parties in Interest. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any person other than the parties hereto and their respective permitted successors and assigns, nor is anything in this Agreement intended to relieve or discharge any obligation of any third person or any party hereto or to give any third person any right to subrogation or action over or against any party to this Agreement.

            (m) Further Assurances. The Credit Parties shall, at their own expense, execute, acknowledge and deliver any further assignments, conveyances, transfers or other assurances, documents or instruments reasonably requested by the Required Purchasers and will take any other action consistent with the terms of this Agreement or which may reasonably be requested by the Required Purchasers in order to accomplish and effectuate the intent hereof.

            (n) Expenses. It is a condition to the effectiveness of this Agreement that the Credit Parties shall (i) pay the outstanding fees and expenses of counsel to the Purchasers, Paul, Weiss, Rifkind, Wharton & Garrison ("Paul Weiss") in the amount of $87,500, and Paul, Hastings, Janofsky & Walker LLP in the amount of $36,000 and (ii) pay a retainer to Paul Weiss for the payment of its reasonable and actual fees and expenses incurred after the date hereof in the amount of $100,000.

            (o) Purchasers' Financial Advisor. Upon request by the Required Purchasers, the Credit parties shall (i) pay the reasonable and actual fees and expenses of a financial advisor which will be selected by the Required Purchasers to evaluate and make recommendations to the Purchasers regarding the business and operations of the Credit Parties ("Financial Advisor") and
(ii) cooperate in all respects with, and furnish all information and access reasonably requested by, such financial advisor, provided, that (x) a Financial Advisor shall not be retained until after the date that is 30 days after the date of this Agreement, and (y) the amount of fees and expenses of the Financial Advisor shall not exceed $150,000 per month.

            (p) Effectiveness. This Agreement shall become effective when (a) each Credit Party and the Required Purchaser shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Issuer or counsel for the Purchasers as the case may be, (b) the Credit Parties shall have complied with the preceding paragraph concerning the Purchasers' legal fees and expenses and (c) the Second Amendment has been duly executed and delivered and is in full force and effect.

            (q) Governing Law. The provisions of Section 13.11 of the Purchase Agreement are hereby incorporated into this Agreement by this reference.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                    HQ GLOBAL HOLDINGS, INC.


                                    By:________________________________
                                       Name:
                                       Title:


                                    HQ GLOBAL WORKPLACES, INC.


                                    By:________________________________
                                       Name:
                                       Title:

                                    Executive Office Center, Inc.
                                    Executive Office Networks, Ltd.
                                    HQ Network Systems, Inc.
                                    HQPA, Inc.
                                    Office Works, Inc.
                                    RTCCO, Inc.
                                    Texas Suites, Inc.
                                    Travel Disposition Company
                                    TYCO, Inc.
                                    Vantas Bethesda  Metro, Inc.
                                    Vantas Boca Raton, Inc.
                                    Vantas Corporate Centers, Inc.
                                    Vantas Long Island, L.L.C.
                                    OfficePlus Corporation (a/k/a Vantas
                                    Midwest, Inc.)
                                    Vantas Newport, Inc.
                                    Vantas New York, Inc.
                                    Vantas San Francisco, Inc.
                                    Vantas Southern California, Inc.
                                    Vantas 2300 M., Inc.
                                    Vantas International Holdings, Inc.


                                    By:________________________________
                                       Name:
                                       Title:

                                    BLACKSTONE MEZZANINE
                                    PARTNERS L.P.

                                    By:   Blackstone Mezzanine Associates
                                          L.P., its General Partner

                                    By:   Blackstone Mezzanine Management
                                          Associates L.L.C., its General
                                          Partner

                                    By: __________________________
                                        Name:
                                        Title:  Member

                                    Aggregate Principal Amount of Notes Held:
                                    $_________________.

                                    BLACKSTONE MEZZANINE
                                    HOLDINGS L.P.

                                    By:   Blackstone Mezzanine Associates
                                          L.P., its General Partner

                                    By:   Blackstone Mezzanine Management
                                          Associates L.L.C., its General
                                          Partner

                                    By: __________________________
                                        Name:
                                        Title:  Member

                                    Aggregate Principal Amount of Notes Held:
                                    $_________________.

                                    J.P. MORGAN PARTNERS (BHCA), L.P.

                                    By:   JPMP Mater Fund Manager, L.P.
                                          its General Partner

                                    By:   JPMP Capital Corp., its General
                                          Partner

                                    By: __________________________
                                        Name:
                                        Title:

                                    Aggregate Principal Amount of Notes Held:
                                    $_________________.

                                    CT MEZZANINE PARTNERS I LLC


                                    By: __________________________
                                        Name:
                                        Title:

                                    Aggregate Principal Amount of Notes Held:
                                    $_________________.

                                    ARES LEVERAGED INVESTMENT
                                    FUND, L.P.


                                    By:   ARES Management, L.P.
                                    Its:  General Partner

                                    By: __________________________
                                        Name:
                                        Title:

                                    Aggregate Principal Amount of Notes Held:
                                    $_________________.

                                    ARES LEVERAGED INVESTMENT
                                    FUND II, L.P.


                                    By:   ARES Management II, L.P.
                                    Its:  General Partner

                                    By: __________________________
                                        Name:
                                        Title:

                                    Aggregate Principal Amount of Notes Held:
                                    $_________________.

                                    HIGHBRIDGE INTERNATIONAL LLC

                                    By:   Golden Tree Asset Management,
                                          As Agent

                                    By: __________________________
                                        Name:
                                        Title: